As Filed with the
Commission on May 29, 1998
Registration No. 333-50593
SEC File No. 811-7473

                   Securities and Exchange Commission
                          Washington, D.C.

                             Form N-1A

Registration Statement Under the Securities Act of 1933    X

     Pre-Effective Amendment No.      1

     Post-Effective Amendment No.

Registration Statement Under the Investment Company Act
of 1940                                                    X

     Amendment No. 2

                         Mosaic Focus Fund Trust
          (Exact Name of Registrant as Specified in Charter)

           1655 Fort Myer Drive, Arlington, Virginia  22209

            Registrant's Telephone Number:  (703) 528-3600

                W. Richard Mason, Secretary
                     Mosaic Focus Fund Trust
                      1655 Fort Myer Drive
                         Suite 1000
                   Arlington, Virginia  22209
               (Name and Address of Agent for Service)

 Copies to:
                    John Rashke, Esquire
                   DeWitt Ross & Stevens, LC
                   8000 Excelsior Drive
                   Madison, Wisconsin 53717

                    David Leahy, Esquire
                   Sullivan & Worcester, LLP
               1025 Connecticut Avenue, N.W.
                 Washington, D.C.  20036

Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective:
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Mosaic Focus Fund

Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

Item 1       Cover Page
Item 2       Expense Summary
Item 3       Not applicable
Item 4       Cover Page, About Mosaic Focus Fund,
             Investment Objective, Investment
             Policies and Limitations, Investment
             Risks
Item 5       Management of the Fund
Item 5A      Not applicable
Item 6       The Fund and Its Shares, Dividends,
             Performance Information, Taxes
             (including Federal Tax Considerations
             and State Tax Considerations), Net
             Asset Value, Shareholder Account Transactions How to Open a New Account, How to Purchase Additional Shares, How to Redeem Shares and rear cover page
Item 7       How to Purchase Additional Shares
Item 8       How to Redeem Shares
             (Additional Charges and How to Close An Account)
Item 9       Not applicable

Part B, Items Required in a Statement of
Additional Information

Item 10      Cover page
Item 11      Table of Contents (Cover page)
Item 12      Introductory Information
Item 13      Supplemental Investment Policies,
             Investment Limitations
Item 14      The Investment Advisor, Trustees and
             Officers
Item 15      Organization of the Trust, Trustees and
             Officers
Item 16      The Investment Advisor, Administrative
             and Other Expenses, Custodians and
             Special Custodians,
Item 17      Portfolio Transactions
Item 18      Organization of the Trust
Item 19      Shareholder Transactions, Redemptions,
             Declaration of Dividends, Determination
             of Net Asset Value
Item 20      Additional Tax Matters
Item 21      Not applicable
Item 22      Yield and Total Return Calculations
Item 23      To be incorporated by reference
             and discussed in Financial Statements and Independent Auditors' Report, Legal Matters & Inde-pendent Auditors, Additional Information

Part C, Other Information

Items 24 through 32 have been previously filed by the Registrant on Form N-1A on April 21, 1998 and are incorporated herein by reference in their entirety without change.

Prospectus/[Effective Date]
1655 Fort Myer Drive, Arlington, Virginia 22209-3108

Mosaic Focus Fund

Mosaic Focus Fund's objective is long-term growth of capital. The Fund's management believes that capital growth can best be achieved through investing in high quality growth companies whose true prospects are underappreciated by the market. The Fund will normally invest in a concentrated, non-diversified portfolio of 12 - 18 securities.

Features

     o     No commissions or sales charges
     o     $1,000 minimum initial investment
     o     No "12b-1" fees
     o     Free exchanges with other Mosaic mutual funds
     o     Purchases and redemptions by mail or by wire
     o     Telephone exchanges and redemptions

This prospectus is intended to be a concise statement of information investors should know before investing. After reading the prospectus, it should be retained for future reference. A paper copy of the prospectus is available to investors who received an electronic prospectus without charge by calling or writing the Fund. The
Securities and Exchange Commission maintains a site on the Worldwide Web that contains reports, proxy and information statements and other information regarding the Fund at http://www.sec.gov.

A Statement of Additional Information concerning the Fund, bearing the same date as this prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge by calling or writing the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Madison Mosaic, LLC
Investment Advisor


Table of Contents

About Mosaic Focus Fund              3
Expense Summary                      3
Financial Highlights                 4
Investment Objective                 5
Investment Policies and Limitations  5
Investment Selection                 5
Investment Risks                     6
Management of the Fund               6
The Fund and Its Shares              7
Dividends                            7
Performance Information              7
Taxes                                7
Net Asset Value                      8
Shareholder Account Transactions     8
How to Open a New Account            8
How to Purchase Additional Shares    9
How to Redeem Shares                 9
Other Fees and Services             10

Custodian
Star Bank NA
Cincinnati, OH 45202

Independent Accountants
Deloitte & Touche LLP

Telephone Numbers
     Shareholder Services
          Washington, DC area:     703-528-6500
          Toll-free Nationwide:     888-670-3600

     Mosaic Tiles (24-hour automated information)
          Toll-free Nationwide:     800-336-3063


Introduction to the Fund

Mosaic Focus Fund (the "Fund") is a no-load, non-diversified open-end investment company, commonly known as a mutual fund. As an open-end company, the Fund continuously offers its shares to investors and stands ready to redeem shares at the current net asset value per share. The Fund is managed by Madison Investment Advisors, Inc. of Madison, Wisconsin, through its Madison Mosaic, LLC subsidiary (the "Advisor") of the same address as the Fund. Shares in the Fund are offered by means of this prospectus only.

Mosaic Focus Fund's objective is long-term growth of capital. The Fund's management believes that capital growth can best be achieved through investing in high quality growth companies whose true prospects are underappreciated by the market. The Fund will normally invest in a concentrated, non-diversified portfolio of 12 - 18 securities.

Expense Summary

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                      None
Maximum Sales Load Imposed on Reinvested Dividends           None
Deferred Sales Load                                          None
Redemption Fee                                               None
Exchange Fee                                                 None
Annual Fund Operating Expenses After Expense Reimbursements (as a percentage of average net assets)
Management Fees                          0.75%
12b-1 Fee                                None
Other Expenses                           0.50%
  Total Fund Operating Expenses          1.25%
Example      1 year     3 years     5 years     10 years
     You would pay the following expenses on a $1,000
     investment, assuming (1) a five percent annual return
     and (2) redemption at the end of each period:
               $13        $40        $69         $151

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor will bear directly and indirectly. For a detailed discussion of the Fund's fees and expenses, see "Management of the Fund."

The hypothetical example shown above is based on the restated expense levels listed under the caption "Annual Fund Operating Expenses" and is intended to provide an understanding of the level of expenses that might be incurred in the future. The five percent return used in the example is arbitrary and is for illustrative purposes only; it should not be considered representative of the Trust's past or future performance, nor should the expenses in the example be considered representative of future expenses, which may actually be greater or less than those shown. Additional fees and transaction charges described elsewhere in this prospectus, if applicable, will increase the level of expenses that can be incurred (fees for certain wire transfers, stop payments on checks, bounced investment checks, and retirement plans are described on pages 8-11).

Because the Fund adopted its investment objectives and policies effective January 1, 1998, no historical per share data or ratios are provided. Prior to January 1, 1998, the Fund was known as Madison Opportunity Fund. It operated as a diversified equity fund concentrating on small to mid-cap stocks and was never publicly offered.

Investment Objective

The investment objective of the Fund is long-term growth of capital. Production of current income is incidental to the Fund's objective. The Fund's management believes that capital growth can best be achieved through investing in high quality growth companies whose true prospects are underappreciated by the market. The Fund seeks to achieve its objective by investing in common stocks, convertible securities and American Depository Receipts.

The Fund's investment objective may be changed without shareholder approval. Shareholders will, however, receive prior written notice of any material change. Of course, there can be no assurance that the Fund's investment objective will be achieved.

Investment Policies and Limitations

Under normal market conditions, the Fund should be fully invested in common stocks. However, for temporary defensive purposes, the Fund is permitted to raise cash, invest in puts and calls, and enter into futures and options contracts to a limited extent.

The purpose of the Fund is to make available to investors an investment program under continuous supervision of experienced investment management. The Advisor will focus on a relatively limited number of securities (generally 18 or less, other than money market instruments). The Fund will employ a focused investment strategy that has the potential to produce higher returns than an investment strategy calling for investment in a larger number of securities. However, the result may be an increase in the overall volatility of the Fund's share price. Since the Fund may invest more than 5% of its assets in a single security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund. As a result, the net asset value per share can be expected to fluctuate more than the net asset value of a comparable "diversified" mutual fund.

Through ownership of shares of the Fund, as contrasted with ownership of individual securities, investors are relieved of many details in the management of their investments while their bookkeeping and income tax records are greatly simplified. Ownership of shares in the Fund does not constitute a complete financial program.

The value of the Fund's shares will fluctuate as the value of the securities in which it invests fluctuates. The common stocks selected will typically be traded on a national securities exchange or over-the-counter in the NASDAQ system. Such stocks will primarily include securities of large, known companies, but may also include smaller, less well-known companies.

The Fund will typically hold 12 to 18 securities and will represent a "non-diversified" portfolio as that term is understood under the Investment Company Act of 1940. An investment in the Fund should be considered a long-term investment. The Fund is not designed to meet short-term financial needs. Likewise, the Fund is not intended to provide a complete or balanced investment program.

As a "non-diversified" fund, the Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one issuer or industry. However, the Fund does intend to comply with diversification standards necessary to be classified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Code requires that at the close of each calendar quarter, with respect to at least half (50%) of the value of the Fund's total assets that (a) not more than 5% of the Fund's total assets is invested in the securities of any one issuer, and (b) the amount of securities owned by the Fund does not represent more than 10% of the outstanding voting securities of an issuer. In addition, the Fund as a whole may not have more than 25% of its total assets invested in the securities of any one issuer. Also, the Fund will meet its Code diversification requirements by investing in certain (1) cash and cash equivalents (including receivables) and (2) US Government securities.

The Fund's fundamental investment policies, which may not be changed without a shareholder vote, prevent the Fund from investing more than 15 percent of its net assets in securities which cannot be liquidated within seven days. The Fund does not intend to borrow under normal circumstances and, as a fundamental policy, it may not borrow amounts exceeding five percent of total assets. Other fundamental policies are described in the Statement of Additional Information.

Investment Selection

Equity Securities. In order to achieve its investment objective, the Fund will strive to be fully invested in common stocks most of the time. A significant portion of the Fund's assets may be invested in securities of companies with relatively large to medium-sized market capitalization. It is expected that many of the securities in which the Fund invests will pay interest or dividends; however, such payments by the issuer will be incidental to the selection of securities by the Advisor.

The Fund's investment success depends upon the Advisor's ability to identify companies with reliable, above-average earnings growth. This is accomplished in two separate but related ways:

First, the Advisor searches for companies that have exhibited consistent, above-average earnings growth in the past. Since past performance is no guarantee of future success, the Advisor's analysts perform in-depth fundamental research on prospective investments. This means that the Advisor scrutinizes financial statements, assesses management's ability and analyzes industry conditions and competition to determine the sustainability of a company's growth.

Second, the Advisor identifies companies that are transforming their businesses into more profitable and reliable ones. Typically, the Advisor will wait for clear signs of this process before purchasing shares for the Fund.

Once the Advisor identifies desirable companies, it determines the price the Fund will pay for them. Since the Fund is managed to buy only at reasonable valuations, the Fund's purchases tend to occur when stocks are under-appreciated or temporarily out of favor. Since the Fund invests for the long term and the Advisor has confidence in the growth prospects of the purchased stock, the Fund has the luxury of waiting patiently for true value to be realized by the market.

The Fund may also utilize convertible bonds and convertible preferred stocks. These securities are convertible into common stocks and have equity characteristics. Convertible bonds are convertible into a specific number of shares of common stock of the issuer either at any time or, more commonly, at a specific future date at a pre-determined price per share of common stock. The Fund anticipates that convertible securities will represent less than 25% of the Fund's portfolio.

Foreign Securities. The Fund may invest in US dollar-denominated securities of foreign issuers in the form of American Depository Receipts that are regularly traded on recognized US exchanges or in the US over-the-counter market. Investments in securities of foreign issuers may involve risks which are in addition to the usual risks inherent in domestic investments (see "Investment Risks" below).

Options and Futures Contracts. The Fund may attempt to reduce the overall risk of its investments by using options and futures contracts. The decision to invest in these instruments will be based on market conditions, regulatory limits and tax considerations. There can be no assurance that engaging in options, futures or any other defensive strategy will be successful.

Repurchase Agreements. Repurchase agreements involve the sale of securities to the Fund by a financial institution or securities dealer, simultaneous with an agreement by that seller to repurchase the securities at the same price, plus interest, at a later date. The Fund will limit the parties with which it will engage in repurchase agreements to those financial institutions and securities dealers that are deemed creditworthy pursuant to guidelines adopted by the Trust's Board of Trustees. The Advisor will follow procedures to ensure that all repurchase agreements acquired by the Fund are always at least 100 percent collateralized as to principal and interest.

Investment Risks

The Fund's holdings will be subject to the economic, business and market risks associated with common stock investment. As a result, an investor's shares, when redeemed, may be worth more or less than original cost. There can be no assurance that the Fund's shareholders can be protected from the risk of loss inherent in common stock investing. In addition, any small or "mid-cap" companies in which the Fund invests (see "Investment Selection" above) will bear a higher level of this common stock market risk.

To the extent the Fund invests in foreign securities, it will bear the additional risks inherent in such securities. For example, in many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Although the Fund's foreign investments will be denominated in US dollars, foreign investing will still involve currency risk: Foreign investments tend to become less valuable if the value of the US dollar increases relative to the value of the currency in the nation of the foreign issuer. Finally, some foreign companies are not subject to uniform accounting, auditing and financial reporting standards.

To the extent the Fund engages in a defensive strategy by investing in options or futures contracts, if the Advisor misgauges market values or other economic factors, the Fund may be worse off than had it not employed the defensive strategy. While defensive strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they offset favorable price movements. The use of defensive strategies may result in a disadvantage to the Fund if the Fund is not able to purchase or sell a portfolio holding at an optimal time due to the need to cover its position or due to the inability of the Fund to liquidate its position because of its relative illiquidity.

Since the Fund will not invest for current income, the Fund may be unsuitable for persons who must depend on the invested funds for such purpose.

When investing in repurchase agreements, the Fund relies on the other party to complete the transaction on the scheduled date. Should the other party fail to do so, the Fund would hold securities it did not intend to own. Were it to sell such securities, the Fund might incur a loss. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Fund could encounter difficulties and might incur losses upon the exercise of its rights under the repurchase agreement.

In accordance with its investment objectives, the Advisor is monitoring developments as they relate to the so-called "Millennium Bug": The computer problem that may cause errors when the calendar reaches January
1, 2000. The Millennium Bug may cause disruption in securities and other markets that affect the national and global economy. The Fund is taking appropriate measures to help ensure that the Millennium Bug does not interrupt its own portfolio and shareholder accounting or the Advisor's management operations. The Fund intends to test its computer hardware and software throughout 1998 and has undertaken to obtain assurances of timely Millennium Bug solutions from the many third party vendors upon which it relies for computer-related services.

Management of the Fund

The Trustees. Under the terms of the Fund's organizational document, its Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund's affairs. They serve indefinite terms of unlimited duration, and they appoint their own successors, provided that at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

The Advisor. Madison Mosaic, LLC is a wholly-owned subsidiary of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin, 53705. Madison Mosaic, LLC manages assets of approximately $200 million in assets in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison Investment Advisors, Inc., a registered investment advisory firm for over 24 years, provides professional portfolio management services to a number of clients and has approximately $3 billion under management.

The Advisor is responsible for the day-to-day administration of the Fund's activities. Investment decisions regarding the Fund can be influenced in various manners by a number of individuals. As a result, no single person is primarily responsible for the Fund's day to day operations. Instead, all decisions regarding investment selection for the Fund are made by the Advisor's Investment Policy Committee. This Committee is made up of several senior members of the Advisor's investment management personnel. The Committee's decisions are influenced by the recommendations and research provided by several of the Advisor's equity analysts.

The Advisor is controlled by Madison Investment Advisors, Inc. The Advisor has the same address as the Trust.

Compensation. For its services to the Fund under its investment advisory agreement, the Advisor receives a fee, payable monthly, calculated as three-quarters of one percent per annum of the average daily net assets of the Fund. The Advisor may compensate certain financial organizations for services resulting in purchases of Fund shares.

Distributor. Artisan Investment Services, LLC, of the same address as the Fund, acts as the Fund's distributor. The distributor is wholly owned by Madison.

Services Agreement. Under a separate Services Agreement with the Fund, the Advisor provides certain operational and other support services for which it receives a fixed fee intended to be at or below the cost of providing such services calculated as a percentage of the average daily net assets of the Fund. As of the date of this prospectus, such fee is 0.50%. Such fee is subject to review and approval at least annually by the Trustees (see "Expense Summary"). Such fee pays for the Fund's expenses, including the costs of the following: shareholder services; legal, custodian and audit fees; trade association memberships; accounting; certain Trustees' fees and expenses; fees for registering the Fund's shares; the preparation of prospectuses, proxy materials and reports to shareholders; and the expense of holding shareholder meetings.

Transfer Agent and Dividend Paying Agent. The Fund acts as its own transfer agent and dividend paying agent.

The Fund and Its Shares

Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders may, under certain circumstances, be held personally liable for the Fund's obligations; the Declaration of Trust, however, provides indemnification out of Fund property of any shareholder held personally liable for obligations of the Fund.

Mosaic Focus Fund shares are the only shares currently authorized by the Trustees of Mosaic Focus Fund Trust. The shares are all of a single class, each representing an equal proportionate share of the assets, liabilities, income and expense of the Fund and each having the same rights as any other share of the Fund. Each share has one vote and fractional shares have fractional votes. Voting is not cumulative.

The Fund does not intend to hold annual shareholder meetings.
Shareholder inquiries can be made to the offices of the Fund at the address on the cover of this prospectus.

Dividends

The Fund's net income, if any, is declared as dividends and distributed to shareholders at least annually at the end of the year. Any net realized capital gains also will be paid to shareholders annually as capital gains distributions. Distributions are paid in the form of additional shares credited to investor accounts, unless a shareholder elects in writing to receive checks.

Performance Information

From time to time, the Fund advertises its total return. Total return is based on historical data and is not intended to indicate future performance. For advertising purposes, total return takes into account changes in share price and assumes that dividends and other distributions are reinvested when paid. In addition to average annual total return, the Fund may quote total return over various periods and may quote the aggregate total return for a period.

The Fund may also cite the ranking or performance of the Fund as reported in the public media or by independent performance measurement firms. The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address on the first page of this prospectus.

Taxes

Federal. For federal income tax purposes, the Fund intends to maintain its status under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. It does this by distributing to shareholders 100 percent of its net income and net capital gains, if any, by the end of its fiscal year. The Code also requires the Fund to distribute at least 98 percent of its net income and capital gains realized from the sale of investments by the end of each calendar year. The capital gain distribution is determined as of October 31 each year. Capital gains distributions, if any, are taxable to the shareholder. For tax purposes, the Fund will send shareholders an annual notice of dividends and other distributions paid during the prior year.

State and Local. At the federal as well as state and local levels, dividend income and capital gains are generally considered taxable income. Because tax laws vary from state to state, shareholders should consult their tax advisors concerning the impact of mutual fund ownership in their own tax jurisdictions.

Cost Basis
Because the Fund's share price fluctuates, a redemption of shares by the investor creates a capital gain or loss which has tax consequences. It is the shareholder's responsibility to calculate the cost basis of shares purchased. Investors are advised to retain all statements received from the Fund and to maintain accurate records of their investments.

Certification of Tax Identification Number
Shareholders who fail to provide a valid social security or tax identification number may be subject to federal withholding at a rate of 31 percent of dividends and capital gains distributions. Any fine assessed against the Fund as a result of an investor's failure to provide a valid social security or tax identification number will be charged against the investor's account.

Net Asset Value

Net asset value is calculated as of the close of the New York Stock Exchange each day the New York Stock Exchange is open for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting liabilities and dividing the result by the total number of outstanding shares for the Fund.

For purposes of calculating net asset value, securities traded on securities exchanges are valued at their daily closing sale prices, if available, and if not available, such securities are valued at the mean between the bid and ask prices. Other securities for which current market quotations are readily available are valued at the mean between their bid and ask prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith according to procedures established by the Trustees. The Fund may use an independent pricing service for determination of securities values.

Shareholder Account Transactions

Please call a Mosaic Account Executive if you have any questions. Our local number in the Washington, DC area is (703) 528-6500 and our toll-free nationwide number is (888) 670-3600.

Confirmations and Statements

Daily Transaction Confirmation. All purchases and redemptions are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed within a day or two after the transaction is posted to the account.

Quarterly Statement. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity for the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

It is strongly recommended that shareholders retain all daily transaction confirmations until they receive their quarterly statements. Likewise, shareholders should retain all of the quarterly statements until they receive the year-end statement showing the activity for the entire year.

Changes to an Account
To make any changes to an account, it is recommended that shareholders call an Account Executive to discuss the changes to be made and inquire about any necessary documentation. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. The options to initiate exchanges and certain redemptions and to obtain account balance information by telephone are available automatically to all shareholders. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon telephone instructions, providing written confirmations and recording all telephone transactions. Certain transactions, including account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in the Funds.

How to Open a New Account

Minimum Initial Investment
$1,000 for a regular account
$500 for an IRA account
$100 for an Education IRA Plus account

By Check
New accounts may be opened by completing an application and forwarding it along with a check payable to Mosaic Funds to:

Mosaic Funds
1655 Fort Myer Drive, Suite 1000
Arlington, VA 22209-3108

By Wire
Please call Mosaic before money is wired to ensure proper and timely credit.

When a new account is opened by wire, the shareholder is required to submit a signed application promptly thereafter. Payment of redemption proceeds is not permitted until a signed application is received in proper form by Mosaic. Please wire money to:

Star Bank NA
Cinti/Trust
ABA # 0420-0001-3
Credit Mosaic Acct. # 48038-8883
(Shareholder name and account number)

Wire Fee. There may be a charge of $6 for processing incoming wires of less than $1,000.

By Exchange
Shareholders may open a new account by exchange from an existing account when the account registration and tax identification number will remain the same. A new account application is required only when the account registration or tax identification number will differ from that on the application for the original account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

How to Purchase Additional Shares

Purchase Price. The share price (net asset values) is determined every day that the New York Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds. To protect shareholders from loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic has determined that they have actually been paid by the bank on which they were drawn. Purchases made by federal funds wire or US Treasury check are considered collected when received and not subject to the 10 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

By Check
Subsequent investments may be made for $50 or more. Please make check payable to Mosaic Funds and mail it along with an investment slip or an indication as to which fund and account it should be credited.

Mosaic Funds
PO Box 640393
Cincinnati, OH 45264-0393

By Wire
Shareholders should call Mosaic before the money is wired to ensure proper and timely credit.

Please wire money to:
Star Bank NA
Cinti/Trust
ABA # 0420-0001-3
Credit Mosaic Acct. # 48038-8883
(Shareholder name and account number)

Wire Fee. There may be a charge of $6 for processing incoming wires of less than $1,000.

By Automatic Investment Plan
Shareholders may elect to have an automatic investment plan whereby Mosaic will automatically initiate a credit to their Mosaic account and debit the bank account they designate each month. The automatic investment is processed as an electronic funds transfer (EFT). To establish an automatic investment plan, complete the appropriate section of the application or call an Account Executive for information. The minimum monthly amount for an EFT is $100. Shareholders may change the amount or discontinue the automatic investment plan any time.

How to Redeem Shares

Redemption Price. Share prices (net asset values) are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees. To protect shareholder investments, Mosaic requires signature guarantees for certain redemptions. A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). Shareholders who anticipate the need to transact large amounts of money are encouraged to establish pre-authorized bank wire instructions on their account. Redemptions by wire to a pre-authorized bank and account may be in any amount and do not require a signature guarantee. Pre-authorized bank wire instructions can be established by completing the appropriate section of a new application or by calling an Account Executive to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. A signature guarantee is required for any redemption when (1) the proceeds are to be greater than $50,000 (unless proceeds are being wired to a pre-authorized bank and account), (2) the proceeds are to be delivered to someone other than the shareholder of record, (3) the proceeds are to be delivered to an address other than the address of record, or (4) there has been any change to the registration or account privilege within the last 15 days. Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions and Uncollected Funds. To protect shareholders from loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including EFT) used for purchase of the shares has cleared. Such deposited items are considered "uncollected," until Mosaic has determined that they have actually been paid by the bank on which they were drawn. Purchases made with cash, federal funds wire or US Treasury check are considered collected when received and not subject to the 10 day hold.

By Telephone or By Mail
Upon request by telephone or in writing, a redemption check up to $50,000 may be sent to the shareholder and address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder and address of record, must be made in writing, signed by all shareholders with their signatures guaranteed. See section Signature Guarantees above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department. Normally, the Fund charges a fee of $28, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder.
Certain documents may be required before such a request can be processed.

By Wire
With one business day's notice, funds can be sent by wire transfer to the bank and account designated on the account application or by subsequent written authorization. Share-holders who anticipate the need to transact large amounts of money are encouraged to establish pre-authorized bank wire instructions on their account. Redemptions by wire to a pre-authorized bank and account may be in any amount and do not require a signature guarantee. Pre-authorized bank wire instructions can be established by completing the appropriate section of a new application or by calling an Account Executive to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instructions on an account. Redemption by wires can be arranged by calling the telephone numbers on the cover of this prospectus. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $10 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange
Shareholders may redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when the account registration and tax identification number remain the same. There is no charge for this service.

By Systematic Withdrawal Plan
Shareholders may elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in their Mosaic account and send proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call an Account Executive for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check which is mailed to anyone designated by the shareholder.

How to Close an Account
To close an account, shareholders should call an Account Executive and request that the account be closed. When an account is closed, shares will be redeemed at the next determined net asset value. An account may be closed by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

Other Fees and Services
Returned Investment Check Fee. Shareholders will be charged (by redemption of shares) $10 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance. Mosaic reserves the right to involuntarily redeem accounts with balances that fall below $700 as a result of shareholder redemptions. Prior to closing any such account, the shareholder will be given 30 days written notice, during which time the shareholder may increase the balance to avoid having the account closed.

Other Fees. Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Retirement Plans

IRAs
Individual Retirement Accounts ("IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free.

Annual IRA Fee. Mosaic currently charges an annual fee of $12 per shareholder (not per IRA account) invested in an IRA at Mosaic. This fee may be prepaid by the shareholder. A separate application is required for IRA accounts.

Education IRAs
The Fund offers Education IRAs. Education IRAs may be established with no minimum investment as long as the shareholder establishes and maintains an "Education IRA Plus" automated investment plan of at least $100 monthly. The "Education IRA Plus" will be invested to reach the annual $500 Education IRA limit, with the remainder invested in another account established by the parent or guardian of the Education IRA beneficiary.

Education IRA Fee.  Mosaic does not charge an annual fee on Education
IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. All other Education IRA accounts may be charged an annual fee of $12 per shareholder (not per Education IRA account). This fee may be prepaid by the shareholder.

Mosaic Funds may be invested in SEP IRAs, SIMPLEs and other retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling
Mosaic's shareholder service department.

            Statement of Additional Information
                      Dated [Effective Date]
              For use with the prospectus of the
            Mosaic Focus Fund dated [Effective Date]

                    Mosaic Focus Fund Trust
                       Mosaic Focus Fund


                1655 Fort Myer Drive, 10th Floor
                   Arlington, VA 22209-3108
                        (888) 670-3600
                        (703) 528-6500


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Mosaic Focus Fund bearing the date indicated above (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund at the address and telephone numbers shown.



Table of Contents

Introductory Information ("About Mosaic Focus Fund")            2
Supplemental Investment Policies ("Investment Objectives" and
     "Investment Policies")                                     2
Investment Limitations ("Investment Policies")                  7
The Investment Advisor ("Management of the Fund")               8
Organization of the Fund ("The Fund and Its Shares")            9
Trustees and Officers ("Management of the Fund")               10
Administrative and Other Expenses ("Management of the Fund")   12
Portfolio Transactions ("Management of the Fund")              12
Shareholder Transactions ("Shareholder Account Transactions")  13
Share Redemptions ("How to Redeem Shares")                     14
Retirement Plans ("Other Fees and Services")                   15
Declaration of Dividends ("Dividends")                         15
Determination of Net Asset Value ("Net Asset Value")           15
Additional Tax Matters ("Taxes")                               16
Total Return Calculations ("Performance Information")          17
Custodians and Special Custodians                              18
Legal Matters and Independent Auditors                         18
Additional Information                                         18
Financial Statements and Report of Independent Auditors        19


Note: The items appearing in parentheses above are cross references to sections in the Prospectuses which correspond to the sections of this Statement of Additional Information.

INTRODUCTORY INFORMATION

Mosaic Focus Fund Trust (the "Fund") currently issues one series of shares:
Mosaic Focus Fund shares corresponding to a portfolio consisting primarily of equity securities.

SUPPLEMENTAL INVESTMENT POLICIES

The investment objective of the Fund is described in the Prospectus (see "Investment Objectives"). Reference should also be made to the Prospectus for general information concerning the Fund's investment policies (see "Investment Policies and Limitations").

The Fund seeks to achieve its investment objectives through non-diversified investment principally in 12-18 equity securities.

Basic Investment Policies. The Fund intends generally to select portfolio investments on the basis of their fundamental values rather than on the basis of technical market factors. This means that the Fund's investments will normally be held until there is a change in the fundamental considerations that were the reason for their purchase. However, the Fund will be free to sell any of its investments at any time in response to such considerations. Any such sales may result in realized long-term or short-term capital gains and losses.

The Fund does not intend to engage in extensive short-term trading; thus, since it will not normally be able to take advantage of short-term market swings, the Fund should not be viewed as a vehicle for short-term investment.

Debt Instruments. The portion of any portfolio of the Fund that is not invested in equity securities may be invested in debt instruments. The "Debt Instruments" in which the Fund may invest are limited to the following US dollar denominated investments: (1) US Government securities; (2) obligations of banks having total assets of $750 million or more (including assets of affiliates); (3) high grade commercial paper; (4) other corporate and foreign government obligations of investment grade issued and sold publicly within the United States; and
(5) repurchase agreements involving any of the foregoing securities.

"US Government securities" are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. US Government securities include direct obligations of the United States issued by the US Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, US Government securities may either be agency securities backed by the full faith and credit of the United States, such as those issued by the Government National Mortgage Association, or only by the credit of the particular federal agency or instrumentality which issues them, such as those issued by the Federal Farm Credit System and the Federal Home Loan Mortgage Corporation; some such agencies have borrowing authority from the US Treasury, while others do not.

Bank obligations include certificates of deposit ("CDs"), bankers acceptances ("BAs") and time deposits. CDs are generally short-term, interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market. Time deposits include money market deposit accounts. The Fund will not invest in non-transferable time deposits having penalties for early redemption if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 15% of the Fund's net assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. High grade commercial paper is rated A-1 by Standard and Poor's Corporation ("S&P") or P-1 by Moody's Investors Service, Inc.
("Moody's") or is of equivalent quality. Other corporate and foreign government obligations generally include notes and debentures (for maturities not exceeding 10 years) and bonds (for longer maturities). These obligations normally pay interest to the holder semiannually; they may be either secured or, more commonly, unsecured. Investment grade obligations are those rated Baa or better by Moody's or BBB- or better by S&P or are of equivalent quality.

Specialized Investment Techniques. In order to achieve its investment objectives, the Fund may use, when the Advisor deems appropriate, certain specialized investment techniques. Such specialized investment techniques principally include those identified in the Prospectus (see "Investment Policies and Limitations" and "Investment Selection"). The following is supplemental:

1. Covered Call Options. The Fund may write "covered call options" against any of its portfolio securities. These options represent contracts sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the "strike price") prior to a specified expiration date. Writing covered call options may increase the Fund's income, because a fee (the "premium") is received by the Fund for each option contract written, but unless the option contract is exercised it has no other ultimate impact on the Fund. The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

When an option contract is "covered" it means that the Fund, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the Fund may sell at the strike price securities it already holds in portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price. Thus, when an option is exercised the Fund will normally be forced to sell portfolio securities at below their current market value or otherwise will be required to buy a corresponding call contract at a price reflecting this price differential to offset the call contract previously written (such an offsetting call contract purchase is called a "closing purchase transaction").

To the extent the Fund writes covered call options it will be foregoing any opportunity for appreciation on the underlying securities above the strike price during the period prior to expiration of the option contract. The Fund reserves the right to close out call option contracts written at any time in closing purchase transactions, but there is no assurance that the Fund will be able to effect such transactions at any particular time or at an acceptable price. The Fund will not sell the securities covering an option contract written prior to its expiration date unless substitute covering securities are purchased or unless the contract written is first offset in a closing purchase transaction; nor will the Fund write additional option contracts if more than 25% of the Fund's assets would then be required to cover the options written. All of the Fund's investments will be selected on a basis consistent with its investment policies for the respective portfolio, notwithstanding the potential for additional premium income from option writing.

2. When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a future time. Frequently when newly issued securities are purchased, payment and delivery may not take place for 15 to 45 days after the Fund commits to the purchase. Fluctuations in the value of securities contracted for future purchase settlement may increase changes in the value of the respective portfolio, because such value changes must be added to changes in the values of those securities actually held in the portfolio during the same period. When-issued transactions represent a form of leveraging; the Fund will be at risk as soon as the when-issued purchase commitment is made, prior to actual delivery of the securities purchased.

When engaging in when-issued or delayed delivery transactions, the Fund must rely upon the buyer or seller to complete the transaction at the scheduled time; if the other party fails to do so, then the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities available at the time of the failure. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives otherwise available at the time of settlement. While the Fund will only commit to securities purchases that it intends to complete, it reserves the right, if deemed advisable, to sell any securities purchase contracts before settlement of the transaction; in any such case the Fund could realize either a gain or a loss, despite the fact that the original transaction was never completed. When fixed price contracts are made for the purchase of when-issued securities, the Fund will maintain in a segregated account designated investments which are liquid or mature prior to the scheduled settlement and cash sufficient in aggregate value to provide adequate funds for completion of the scheduled purchase.

3. Foreign Securities. The Fund may invest in securities of foreign issuers that are listed on a recognized domestic exchange without restriction. Foreign investments involve certain risks not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Fund to hold temporary foreign currency bank deposits while transactions are completed; although the Fund might therefore benefit from favorable currency exchange rate changes, it could also be affected adversely by changes in exchange rates, by currency control regulations and by costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts. Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

4. Loans of Portfolio Securities. The Fund, in certain circumstances, may be able to earn additional income by loaning portfolio securities to a broker-dealer or financial institution. The Fund may make such loans only if cash or US Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Fund by the borrower and maintained in a segregated account at full market value each business day. During the term of any securities loan, the borrower will pay to the Fund all dividend and interest income earned on the loaned securities; at the same time the Fund will also be able to invest any cash portion of the collateral or otherwise will charge a fee for making the loan, thereby increasing its overall potential return.
It is the Fund's policy that it shall have the option to terminate any loan of portfolio securities at any time upon seven days' notice to the borrower. In making a loan of securities, the Fund would be exposed to the possibility that the borrower of the securities might be unable to return them when required, which would leave the Fund with the collateral maintained against the loan; if the collateral were of insufficient value, the Fund could suffer a loss. The Fund may pay fees for the placement, administration and custody of securities loans, as it deems appropriate.

Any loans by the Fund of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission or the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, the Advisor will consider the creditworthiness of the borrowing institution. The Fund will not enter into any securities lending agreement having a duration of greater than one year.

5. Repurchase Agreement Transactions. A repurchase agreement involves the acquisition of securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment, in that they may be for very short periods, including frequently maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral. It is the Fund's policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

When investing in repurchase agreements, the Fund could be subject to the risk that the other party may not complete the scheduled repurchase and the Fund would then be left holding securities it did not expect to retain. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Fund could suffer a loss of principal or interest. The Advisor will follow procedures designed to ensure that repurchase agreements acquired by the Fund are always at least 100% collateralized as to principal and interest. It is the Fund's policy to require delivery of repurchase agreement collateral to its Custodian or (in the case of book-entry securities held by the Federal Reserve System) that such collateral is registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Fund could encounter restrictions on the exercise of its rights under the repurchase agreement.

To the extent the Fund requires cash to meet redemption requests and determines that it would not be advantageous to sell portfolio securities to meet those requests, then it may sell its portfolio securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It would have the practical effect of constituting a loan to the Fund, the proceeds of which would be used to meet cash requirements for redemption requests. During the period of any reverse repurchase agreement, the Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If the Fund engages in reverse repurchase agreement transactions, it will maintain in a separate account designated securities which are liquid or mature prior to the scheduled repurchase and cash sufficient in aggregate value to provide adequate funds for completion of the repurchase. It is the Fund's current operating policy not to engage in reverse repurchase agreements for any purpose, if as a result reverse repurchase agreements in the aggregate would exceed five percent of the Fund's total assets.

6. American Depository Receipts. The Fund may invest in American Depository Receipts ("ADRs"). These instruments are negotiable receipts for a given number of shares of securities in a foreign corporation.
The foreign stock certificates remain in the custody of a foreign bank. ADRs are issued by large commercial US banks and traded in US markets or on US exchanges. The ADR represents the depository bank's guarantee that it holds the underlying securities. The Fund may invest in an ADR in lieu of trading in the underlying shares on a foreign market. ADRs are subject to a degree of US regulation and are denominated in US dollars.

7. Convertible securities. In addition to other equity securities, the Fund may invest in "convertible securities." Securities convertible into common stocks and securities having equity characteristics are bonds that are convertible into a specific number of shares of the common stock of the issuer either at any time or usually at a specific future date at a determined price per share of common stock. Such bonds tend to participate in a substantial portion of the price appreciation of the underlying common stock while enjoying some protection against depreciation due to higher interest rates afforded most bonds and because of the anticipation of the bond's maturity. The portfolio anticipates that convertible securities will represent less than 25% of it's total assets. All convertible bonds must meet the same quality ratings required of corporate bonds, as described for commercial paper. The risks involved in investment in convertible securities are similar to the risks of investment in the underlying common stocks.

8. Borrowing and Lending. The Fund may loan its portfolio securities in an amount not in excess of one-third of the value of the Fund's gross assets, provided collateral satisfactory to the Fund's Advisor is continuously maintained in amounts not less than the value of the securities loaned. The Fund may not lend money (except to governmental units), but is not precluded from entering into repurchase agreements or purchasing debt securities.

9. Other Activities. The Fund may purchase securities secured by real estate or interests therein and may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities which the Fund would be permitted to purchase or sell by other means and where the Fund intends to take or make the required delivery. The Fund may acquire put options in conjunction with a purchase of portfolio securities; it may also purchase put options and write call options covered by securities held in the respective portfolio (and purchase offsetting call options in closing purchase transactions), provided that the put option purchased or call option written at all times remains covered by portfolio securities, whether directly or by conversion or exchange rights; but it may not otherwise invest in or write puts and calls or combinations thereof.

As a matter of operating policy in order to comply with certain applicable State restrictions, but not as a fundamental policy, the Fund will not pledge, mortgage or hypothecate in excess of 10% of its total assets taken at market value. Although permitted to do so by its fundamental policies (see "Investment Limitations" below), it is the Fund's current policy not to use financial futures contracts and not to acquire put options nor to invest in warrants (other than warrants acquired as a part of a unit or attached to other securities at the time of purchase) if such warrants (valued at the lower of cost or market) would then exceed five percent of the Fund's net assets and any such warrants not listed on the New York or American Stock Exchange would exceed two percent of the Fund's net assets.

If the Fund alters any of the foregoing current operating policies (relating to financial futures contracts, options, warrants or borrowing), it will notify shareholders of the policy revision at least 30 days prior to its implementation and describe the new investment techniques to be employed. In the implementation of its investment policies the Fund will not consider securities to be readily marketable unless they have readily available market quotations.


Policy Review. If, in the judgment of a majority of the Trustees of the Fund, unanticipated future circumstances make inadvisable the continuation of the Fund's policy of seeking capital appreciation from investment principally in equity securities, or continuation of the more specific policies of the Fund, then the Trustees may change any such policies without shareholder approval, subject to the limitations provided elsewhere in this Statement of Additional Information (see "Investment Limitations") and after giving 30 days' written notice to the Fund's affected shareholders.

Except for the fundamental investment limitations placed upon the Fund's activities, the Trustees reserve the right to review and change the other investment policies and techniques employed by the Fund, from time to time as they deem appropriate, in response to market conditions and other factors. Reference should be made to "Investment Limitations" for a description of those fundamental investment policies which may not be changed without shareholder approval. Such fundamental policies would permit the Fund, after notice to shareholders but without a shareholder vote, to adopt policies permitting a wide variety of investments, including money market instruments, all types of common and preferred equity securities, all types of long-term debt securities, convertible securities, and certain types of option contracts. In the event of such a policy change, a change in the Fund's name might be required. There can be no assurance that the Fund's present objectives will be achieved.

INVESTMENT LIMITATIONS

The Fund has adopted as fundamental policies the following limitations on its investment activities; these fundamental policies may not be changed without a majority vote of the Fund's shareholders as defined in the Investment Company Act of 1940 (see "Organization of the Fund").

1. Permissible Investments. Subject to the investment policies from time to time adopted by the Trustees, the Fund may purchase any type of securities under such terms as the Fund may determine; and any such securities may be acquired pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Fund, for future delivery. Any of these securities may have limited markets and may be purchased with restrictions on transfer.

It is a fundamental policy of the Fund not to make any investment
(including repurchase agreements) for which there is no readily available market and which may not be redeemed, terminated or otherwise converted into cash within seven days, unless after making the investment, not more than 15% of the Fund's net assets would be so invested. In other words, the Fund must maintain at least 85% of its net assets in liquid securities.

2.  Restricted Investments.

i. RIC Status. It is a fundamental policy to maintain the Fund's status as a regulated investment company for purposes of the Internal Revenue Code.

In order to accomplish this policy, the Fund must restrict its investment activity as follows: With respect to 50% of the Fund's net assets, not more than five percent of the value of the total assets of the Fund may be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits); nor, with respect to 50% of the Fund's net assets, may securities be purchased when as a result more than 10% of the voting securities of the issuer would be held by the Fund. Except to the extent a the Fund purchases obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, obligations which provide income exempt from federal income taxes, and obligations of domestic banks, their branches, and other domestic depository institutions, the Fund will limit its investments so that not more than 25% of its assets are invested in any one security. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for performance of the obligations evidenced by the security and whose assets and revenues principally back the security. Any security that does not have a governmental jurisdiction or instrumentality ultimately responsible for its repayment may not be purchased by the Fund when the entity responsible for such repayment has been in operation for less than three years, if such purchase would result in more than five percent of the total assets of the respective portfolio of the Fund being invested in such securities.

ii. Investments in Other Funds. It is a fundamental policy of the Fund not to purchase the securities of other investment companies, except for shares of unit investment trusts (and then only if the value of such shares of any one investment company does not exceed 5% of the value of the total assets of the Fund and the aggregate value of all such shares does not exceed 10% of the value of such total assets) or except in connection with an investment company merger, consolidation, acquisition or reorganization.

iii. Management of Control. It is a fundamental policy of the Fund not to purchase any security for purposes of exercising management or control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.

iv. Affiliated Transactions. It is a fundamental policy of the Fund not to purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, the holdings of those of the Fund's officers, Trustees and officers of its Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.

3. Borrowing and Lending. It is a fundamental policy of the Fund that it may borrow (including engaging in reverse repurchase agreement transactions) in amounts not exceeding 5% of the Fund's total assets for investment purposes. In other words, it is a fundamental policy of the fund not to borrow more than 5% of assets.

It is a fundamental policy of the Fund not to issue senior securities representing indebtedness and not to pledge, mortgage or hypothecate any assets to secure bank loans, except in amounts not exceeding 15% of its net assets taken at cost.

Notwithstanding the Fund's fundamental policies, it does not presently intend to borrow (including engaging in reverse repurchase agreement transactions) for investment purposes nor to borrow (including engaging in reverse repurchase agreement transactions) for any purpose in amounts in excess of five percent of its total assets. If the Fund were to borrow for the purpose of making additional investments, such borrowing and investment would constitute "leverage." Leverage would exaggerate the impact of increases or decreases in the value of a portfolio's total assets on its net asset value, and thus increase the risk of holding the portfolio's shares. Furthermore, if bank borrowings by the Fund for any purpose exceeded one-third of the value of a portfolio's total assets (net of liabilities other than the bank borrowings), then the Investment Company Act of 1940 would require the portfolio, within three business days, to liquidate assets and commensurably reduce bank borrowings until the borrowing level was again restored to such one-third level. Funds borrowed for leverage purposes would be subject to interest costs which might not be recovered by interest, dividends or appreciation from the respective securities purchases. The Fund might also be required to maintain minimum bank balances in connection with such borrowings or to pay line-of-credit commitment fees or other fees to continue such borrowings; either of these requirements would increase the cost of the borrowing.

4.  Other Activities.

i. Underwriting Activities. It is a fundamental policy of the Fund not to act as an underwriter (except for activities in connection with the acquisition or disposition of securities intended for or held by the
Fund).

ii. Short Sales/Margin Trading/Real Estate. It is a fundamental policy of the Fund not to make short sales or maintain a short position (unless the Fund owns at least an equal amount of such securities, or securities convertible or exchangeable into such securities, and not more than 25% of the Fund's net assets is held as collateral for such sales). It is also a fundamental policy of the Fund not to purchase securities on margin (except for customary credit used in transaction clearance), invest in commodities, purchase interests in real estate, real estate limited partnerships, or invest in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

Except as otherwise specifically provided, the foregoing percentage limitations need only be met when the investment is made or other relevant action is taken.

THE INVESTMENT ADVISOR

Madison Mosaic, LLC, 1655 Fort Myer Drive, Arlington, Virginia 22209-3108, is the investment advisor to the Fund and is called the "Advisor" throughout this Statement of Additional Information and the Prospectus. The Advisor is responsible for the investment management of the Fund and is authorized to execute the Fund's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Fund's operations, and otherwise to administer the affairs of the Fund as it deems advisable. In the execution of these responsibilities, the Advisor is subject to the investment policies and limitations of the Fund described in the Prospectus and this Statement of Additional Information, to the terms of the Declaration of Fund and the Fund's By-Laws, and to written directions given from time to time by the Trustees.

The Advisor is a Wisconsin limited liability company, wholly owned by Madison Investment Advisors, Inc. ("Madison"), 6411 Mineral Point Road, Madison, Wisconsin. Madison was founded in 1973 and is an independent, registered investment advisor which has numerous advisory clients.

The investment advisory agreement between the Fund, on behalf of the portfolios, and the Advisor is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The investment advisory agreement was approved by the initial shareholders of the Fund for an initial two year term beginning in 1998.

The investment advisory agreement may be terminated at any time, without penalty, by the Trustees or, with respect to any series or class of the Fund's shares, by the vote of a majority of the outstanding voting securities of that series or class (see "Organization of the Fund"), or by the Advisor, upon sixty days' written notice to the other party. The investment advisory agreement may not be assigned by the Advisor, and will automatically terminate upon any assignment.

Background of the Advisor. The Advisor was formed in 1996 by Madison for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Fund. The Advisor also serves as the investment advisor to Mosaic Equity Trust, Mosaic Government Money Market, Mosaic Income Trust and Mosaic Tax-Free Trust.

Management. Frank E. Burgess is President, Treasurer and Director of Madison and Vice President of the Advisor. Mr. Burgess owns the controlling interest in Madison, which, in turn, controls the Advisor. Mr. Burgess is also a Trustee and Vice President of the Fund. Mr. Burgess holds the same positions with Mosaic Government Money Market, Mosaic Income, Mosaic Equity and Mosaic Tax-Free Trusts. Katherine L. Frank is President and Treasurer of the Advisor and Vice President of Madison. Ms. Frank holds the same positions with Mosaic Government Money Market, Mosaic Income, Mosaic Equity and Mosaic Tax-Free Trusts.

Advisory Fee and Expense Limitations. For its services under the investment advisory agreement, the Advisor receives a fee, payable monthly, calculated as 3/4 percent per annum of the average daily net assets of the Fund during the month. Such fees do not decrease as net assets increase. The Advisor may waive or reduce such fees during any period; the Advisor may also reduce such fees on a permanent basis, without any requirement for consent by the Fund or its shareholders, under such terms as it may determine, by written notice thereof to the Fund.

In addition, the Advisor has agreed, in any event, to be responsible for the fees and expenses of the Trustees and officers of the Fund who are affiliated with the Advisor, the rent expenses of the Fund's principal executive office premises, and its various promotional expenses (including the distribution of Prospectuses to potential shareholders). Other than investment management and related expenses, and the foregoing items, the Advisor is not obligated to provide or pay for any other services to the Fund, although it has discretion to elect to do so.

The investment advisory agreement permits the Advisor to make payments out of its fee to other persons. Because the Fund has entered into a new investment advisory contract with the Advisor, no historical payment information is available.

ORGANIZATION OF THE FUND

The Fund's Declaration of Trust, dated January 1, 1998, has been filed with the Secretary of State of the Commonwealth of Massachusetts. The Prospectus contains general information concerning the Fund's form of organization and its shares (see "The Fund and Its Shares"), including the series of shares currently authorized.

Series and Classes of Shares. The Trustees may authorize at any time the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations, methods of share distribution or other unforeseen circumstances) with such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to the liabilities related thereto. The Investment Company Act of 1940 would require the Fund to submit for the approval of the shareholders of any such additional series or class any adoption of an investment advisory contract or any changes in the Fund's fundamental investment policies related to the series or class.

The Trustees may divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate interests in the series. Any assets, income and expenses of the Fund not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such a manner as they deem fair and equitable. Upon any liquidation of the Fund or of a series of its shares, the shareholders are entitled to share pro-rata in the liquidation proceeds available for distribution. Shareholders of each series have an interest only in the assets allocated to that series.

Voting Rights. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Shareholder votes relating to the election of Trustees, approval of the Fund's selection of independent auditors and any contract with a principal underwriter, as well as any other matter in which the interests of all shareholders are identical, will be voted upon without regard to series or classes of shares. Matters that do not affect any interest of a series or class of shares will not be voted upon by the unaffected shareholders. Certain other matters in which the interests of more than one series or class of shares are affected, but where such interests are not identical, will be voted upon separately by each series or class affected and will require a majority vote of each such series or class to be approved by it. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect to a series or class even if it fails to receive a majority vote of any other series or class or fails to receive a majority vote of all shares entitled to vote on the matter.

Because there is no requirement for annual elections of Trustees, the Fund does not anticipate having regular annual shareholder meetings after the initial meeting; shareholder meetings will be called as necessary to consider questions requiring votes by the shareholders.
The selection of the Fund's independent auditors will be submitted to a vote of ratification at any annual meetings held by the Fund. Any change in the Declaration of Trust, in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment policies of the Fund must be approved by a majority of the affected shareholders before it can become effective. For this purpose, a "majority" of the shares of the Fund means either the vote, at an annual or special meeting of the shareholders, of 67 percent or more of the shares present at such meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or the vote of 50 percent of the outstanding shares of the Fund, whichever is less. Voting groups will be comprised of separate series and classes of shares or of all of the Fund's shares, as appropriate to the matter being voted upon.

The Declaration of Trust provides that two-thirds of the holders of record of the Fund's shares may remove a Trustee from office either by declarations in writing filed with the Fund's Custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Fund's outstanding shares. Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Fund's net assets, if less) may require the Trustees to assist a shareholder solicitation to call such a meeting by providing either a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing, in which latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability. Under Massachusetts law, the shareholders of an entity such as the Fund may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument, entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund.
The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereof. Thus the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Liability of Trustees and Others. The Declaration of Trust provides that the officers and Trustees of the Fund will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law, except that they shall not be protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Fund. Similar protection is provided to the Advisor under the terms of the investment advisory agreement and the services agreement. In addition, protection from personal liability for the obligations of the Fund itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Fund.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Fund and their principal occupations during the past five years are shown below:

Frank E. Burgess*
6411 Mineral Point Road, Madison, WI 53705
Trustee and Vice President

President and Director of Madison Investment Advisors, Inc., the entity which controls the Advisor. Prior to forming Madison in 1973, he was Assistant Vice President and Trust Officer of M&I Bank of Madison, Wisconsin. Mr. Burgess received his BS from Iowa State University and his law degree from the University of Wisconsin. He is a member of the State Bar of Wisconsin. b. 8/4/42.

Thomas S.  Kleppe***
7100 Darby Road, Bethesda, MD 20817
Trustee

Private Investor; formerly Visiting Professor at the University of Wyoming, Secretary of the US Department of the Interior, Administrator of the US Small Business Administration, US Congressman from North Dakota, Vice President and Director of Dain, Kalman & Quail, investment bankers, and President of Gold Seal Co., manufacturers of household cleaning products. Attended Valley City State College of North Dakota. b. 7/1/19.

James R.  Imhoff, Jr.***
429 Gammon Place, Madison, WI 53719
Trustee

Chairman and CEO of First Weber Group, Inc. of Madison, WI, a residential real estate company; Chairman of the Wisconsin Real Estate Board of the Department of Regulation and Licensing; Director to the University of Wisconsin School of Business, Center for Urban Land Economics Research; Director of the Park Bank, Wisconsin; formerly President of the Wisconsin Realtors Association and the Greater Madison Board of Realtors and Director of the National Association of Realtors. An alumnus of the Marquette University School of Business. b. 5/20/44.

Lorence D.  Wheeler***
4905 W. 60th Avenue, Arvada, CO  80003
Trustee

President of Credit Union Benefits Services, Inc., a provider of retirement plans and related services for credit union employees nationwide. Previously a shareholder of the law firm of Bell, Metzner & Gierart, SC. Mr. Wheeler received his law degree from the University of Wisconsin. b. 1/31/38.

*Trustee deemed to be an "interested person" of the Fund as the term is defined in the Investment Company Act of 1940.

*** Member of the Audit Committee of the Fund. The Audit Committee is responsible for reviewing the results of each audit of the Fund by its independent auditors and for recommending the selection of independent auditors for the coming year.

Katherine L.  Frank
6411 Mineral Point Road, Madison, WI 53705
President

President of Mosaic Funds, Vice President of Madison Investment
Advisors, Inc.  A graduate of Macalester College, St.  Paul,
Minnesota.

Julia M. Nelson
1655 Fort Myer Drive, Arlington, VA 22209-3108
Vice President

Vice President of Mosaic Funds.

Jay R.  Sekelsky
6411 Mineral Point Road, Madison, WI 53705
Vice President

Vice President of Mosaic Funds and of Madison Investment
Advisors, Inc. Formerly Vice President of Wellington Management Group of Boston, MA. Mr. Sekelsky holds a BBA in Accounting and an MBA in Finance from the University of Wisconsin.

Christopher C.  Berberet
6411 Mineral Point Road, Madison, WI 53705
Vice President

Vice President of Mosaic Funds and of Madison Investment
Advisors, Inc. Formerly the Director of Fixed Income Management for the ELCA Board of Pensions, Minneapolis, MN. A graduate of the University of Wisconsin.

W.  Richard Mason
1655 Ft.  Myer Drive, Arlington, VA 22209
Secretary

Secretary of Mosaic Funds, Artisan Investment Services, Inc., Presidential Savings Bank, FSB and Presidential Service Corporation. Formerly Assistant General Counsel for the Investment Company Institute. Mr. Mason holds a BS in Foreign Service from Georgetown University and received his law degree from The George Washington University. He is a member of the District of Columbia and Texas bars.

Only those persons named in the table of Trustees and officers who are not interested persons of the Fund are eligible to be compensated by the Fund. The compensation of each non-interested Trustee who may be compensated by the Fund has been fixed at $1,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Trustees' meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Fund shall be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Fund. The Trustees are expected to receive annual compensation from the Fund and from the other investment companies managed by the Advisor (see "the Investment Advisor") totaling $16,000.

During the first twelve months of the Fund, the Trustees are expected to be compensated as follows:

                    Aggregate      Total Compensation from
                    Compensation   Fund and Mosaic Complex
                    from Fund      Paid to Trustees (a)

Frank E. Burgess     $0            $0
Thomas S. Kleppe     $1,000        $16,000
James R. Imhoff, Jr. $1,000        $16,000
Lorence D. Wheeler   $1,000        $16,000

(a) The complex is comprised of 5 trusts with a total of 15 funds and/or series.

Under the Declaration of Trust, the Trustees are entitled to be indemnified by the Fund to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as Trustees of the Fund, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

On the effective date of this Statement of Additional Information, the Trustees and officers of the Fund and Madison directly or indirectly owned 100 percent of the outstanding shares in the Fund.

ADMINISTRATIVE AND OTHER EXPENSES

Except for certain expenses assumed by the Advisor (see "The Investment Advisor"), the Fund is responsible for payment from its assets of all of its expenses. These expenses can include any of the business or other expenses of organizing, maintaining and operating the Fund. Certain expense items which may represent significant costs to the Fund include the payment of the Advisor's fee; the expense of shareholder accounting, customer services, and calculation of net asset value; the fees of the Custodian, of the Fund's independent accountants, and of legal counsel to the Fund; the expense of registering the Fund and its shares, of printing and distributing prospectuses and periodic financial reports to current shareholders, and of trade association membership; and the expense of preparing shareholder reports, proxy materials and of holding shareholder meetings of the Fund. The Fund is also responsible for any extraordinary or non-recurring expenses it may incur.

Services Agreement. The Fund does not have any officers or employees who are paid directly by the Fund. The Fund has entered into a services agreement with the Advisor for the provision of operational and other services required by the Fund. Such services may include the functions of shareholder servicing agent and transfer agent, bookkeeping and portfolio accounting services, the handling of telephone inquiries, cash withdrawals and other customer service functions including monitoring wire transfers, and providing to the Fund appropriate supplies, equipment and ancillary services necessary to the conduct of its affairs. The Fund is registered with the Securities and Exchange Commission as the transfer agent for its shares and acts as its own dividend-paying agent; while transfer agent personnel and facilities are included among those provided to the Fund under the services agreement, the Fund itself is solely responsible for its transfer agent and dividend payment functions and for the supervision of those functions by its officers. The Fund maintains books and records of shareholder accounts and provides confirmations of transactions and quarterly account statements.

All such services provided to the Fund by the Advisor are rendered at a flat percentage fee calculated as a percentage of average daily net assets, reviewed and approved at least annually by the Trustees. Such fee is expected to approximate or be below the cost of providing such services. The term "cost" includes both direct expenditures and the related overhead costs, such as depreciation, employee supervision, rent and the like; reimbursements to the Advisor pursuant to the Services Agreement are in addition to and independent of payments made pursuant to the Investment Advisory Agreement. The Advisor provides such services to Mosaic Income, Mosaic Equity, Mosaic Tax-Free and Mosaic Government Money Market Trusts. The costs covered by the Services Agreement will also include certain direct expenses (including custody, brokerage, blue sky, legal and audit).

Distribution Agreement. Artisan Investment Services, LLC acts as the Fund's distributor pursuant to a distribution agreement, dated the same date as this Statement of Additional Information, without compensation under such agreement. This agreement has an initial term of two years and may thereafter continue in effect only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940; the agreement provides for distribution of the Fund's shares without a sales charge to the investor. The distributor may act as the Fund's agent for any sales of its shares. The Fund will also sell its shares directly to any person. The distributor makes the Fund's shares continuously available to the general public in those states where it has qualified to do so, but has assumed no obligation to purchase any of the Fund's shares. The distributor is wholly owned by Madison.

PORTFOLIO TRANSACTIONS

Decisions as to the purchase and sale of securities for the Fund, and decisions as to the execution of these transactions, including selection of market, broker or dealer and the negotiation of commissions are, where applicable, to be made by the Advisor, subject to review by the officers and Trustees of the Fund.

In general, in the purchase and sale of portfolio securities the Fund will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining the best price and execution, the Advisor may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Advisor, and any statistical, research or other services provided by the dealer to the Advisor, including payment for the use by the Advisor of electronic research services. Research and statistical information regarding securities may be used by the Advisor for the benefit of all members of the Mosaic family of mutual funds and by other clients of Madison. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Advisor.

Brokers or dealers who execute portfolio transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

The Fund reserves the right to purchase portfolio securities through an affiliated broker, when deemed in the Fund's best interest by the Advisor, provided that: (1) the transaction is in the ordinary course of the broker's business; (2) the transaction does not involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction is not in excess of one percent of the cost of the securities purchased; and (4) the terms to the Fund for purchasing the securities, including the cost of any commissions, are not less favorable to the Fund than terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to the Advisor under the investment advisory agreement. The Fund does not anticipate that any such purchases through affiliates will represent a significant portion of its total activity.

The Fund does not expect to engage in a significant amount of short-term trading, but securities may be purchased and sold in anticipation of market fluctuations, as well as for other reasons. The Fund anticipates that annual portfolio turnover for each of its portfolios generally will not exceed 100%, but the actual turnover rate will not be a limiting factor if the Fund deems it desirable to conduct purchases and sales of portfolio securities. Reference should be made to the Fund's financial statements for actual rates of portfolio turnover.

SHAREHOLDER TRANSACTIONS

The Prospectus describes the basic procedures for investing in the Fund. The following information concerning other investment procedures is presented to supplement the information contained in the Prospectus.

Shareholder Service Policies. The Fund's policies concerning shareholder services are subject to change from time to time.

Minimum Initial Investment and Balance. The Fund reserves the right to change its minimum initial investment requirement or the minimum account size below which an account is subject to a monthly service charge, or involuntary closing by the Fund. The Fund has a $50 minimum amount for subsequent investments. It may change this amount, if it so chooses, by 30 days written notice to its shareholders.

Special Service Charges. The Fund further reserves the right, after 30 days written notification to shareholders, to impose special charges for services provided to individual shareholders that are not regularly afforded to shareholders generally. Such service charges may include but are not limited to special custodian bank processing charges such as fees for stop payment orders and returned checks. The Fund's standard service charges are also subject to adjustment from time to time.

Share certificates will not be issued.

Subaccounting Services. The Fund offers subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Fund's minimum initial investment to open an account will not apply to subaccounts; however, the Fund reserves the right to impose the same minimum initial investment requirement that would apply to regular accounts, if it deems that the cost of carrying a particular subaccount or group of subaccounts is otherwise likely to be excessive. The Fund may provide and charge for subaccounting services which it determines exceed those services which can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between the Fund and the parties requesting the additional services. The Fund is not presently aware of any such services for which a charge will be imposed.

Crediting of Investments. The Fund reserves the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund. The Fund may also, in its discretion or at the instance of the Advisor, decline to give recognition as an investment to funds wired for credit to any account, until such funds are actually received by the Fund. Under present federal regulatory guidelines, the Advisor may be responsible for any losses resulting from changes in the Fund's net asset values which are incurred by the Fund as a result of failure to receive funds from an investor to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased to be paid for by wire and the wire is not received by the Fund or if shares are purchased by a check which, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses so incurred by the Fund, the Advisor or the distributor.

Funds Received by Wire. Wires are normally converted into shares in the Fund at the net asset value next determined.

Checks. Checks drawn on foreign banks will not be considered received until the Fund has actual receipt of payment in US dollars after submission of the check for collection; collection of such checks through the international banking system may require 30 days or more.

Purchase Orders From Brokers. An order to purchase shares which is received by the Fund from a securities broker will be considered received in proper form for the net asset value per share determined as of the close of the New York Stock Exchange on the day of the order, provided the broker received the order from its customer prior to that time. Shareholders who invest in the Fund through a broker may be charged a commission for the handling of the transaction, if the broker so elects. A shareholder may deal directly with the Fund without a fee.

SHARE REDEMPTIONS

The value of shares redeemed will be determined according to the share net asset value next calculated after the request has been received in proper form. (See "Determination of Net Asset Value.") Thus, any such request received in proper form prior to the close of the New York Stock Exchange (normally 4 p.m. Washington, DC time) on a business day will reflect the net asset value calculated at that time; later withdrawal requests will be processed to reflect the share net asset value figure calculated on the next day the calculation is made. The Fund calculates net asset values each day the New York Stock Exchange is open for trading.

Net asset value determinations will apply as of the day the redemption order is submitted in proper form. A redemption request may not be deemed to be in proper form unless a signed account application has been submitted to the Fund by the shareholder or such an application is submitted with the redemption request. Shareholders should be aware that it is possible, should the share net asset value of the respective portfolio fall as a result of normal market value changes, that amounts available for withdrawal from an account could be less than the amount of the original investment.

The Fund will use its best efforts in normal circumstances to handle redemptions within the times previously given. However, it may, for any reason, suspend the right of redemption or postpone payment for any shares in the Fund for any period up to seven days. The Fund's sole responsibility with regard to redemptions shall be to process, within the aforementioned time period, redemption requests in proper form. Neither the Fund, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders. By law, payment for shares in the Fund may be suspended or delayed for more than seven days only during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

When an account is closed, the Fund reserves the right to make payment by check of any final dividends declared to the date of the redemption to close the account, but not yet paid, on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchanges. Shares redeemed from one shareholder account to another by exchange will earn their final day's dividend on the day of exchange.

The Fund reserves the right, when it deems such action necessary to protect the interests of its shareholders, to refuse to honor withdrawal requests made by individuals purporting to act with the authority of another person or on behalf of a corporation or other legal entity or whose identity has not been established to the Fund's satisfaction.
Each such individual must provide a corporate resolution or other appropriate evidence of his authority or identity satisfactory to the Fund. The Fund reserves the right to refuse any third party redemptions.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Fund; except, however, that the Fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of one percent of the aggregate net assets of the Fund or $250,000. Any property of the Fund distributed to shareholders will be valued at its net asset value. In disposing of any such property received from the Fund, an investor might incur commission costs or other transaction costs; there is no assurance that an investor attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, the Fund intends to pay for all share redemptions in cash.

It is the shareholder's obligation to inform the Fund of address changes. The Fund will exercise reasonable care to ascertain the correct address of lost shareholders. The Fund will conduct two database searches and use at least one information database service.
The search will be conducted at no cost to the shareholder. The Fund will not, however, perform such searches if the shareholder's account is less than $25, if the shareholder is not a natural person or the Fund has received documentation that the shareholder is deceased. If a lost shareholder cannot be located after such procedures, such shareholder's account may be escheated to the state of the shareholder's last residence. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

RETIREMENT PLANS

General information on retirement plans offered by the Fund is provided in the Prospectuses (see "Retirement Plans"). Additional information concerning these retirement plans is provided below.

IRAs. The minimum initial contribution for an IRA plan with the Fund is $500. Spousal IRAs are accepted by creating two accounts, one for each spouse. For IRAs opened in connection with a payroll deduction or SEP plan, the Fund may waive the initial investment minimum on a case-by-case basis.

The Fund's annual account maintenance fee is deducted from the account at the end of each year or at the time of the account's closing unless prepaid by the shareholder.

Other Retirement Plans or Retirement Plan Accounts. The Fund does not intend to impose any monthly minimum balance charge with respect to retirement plan accounts. Mosaic Funds offers prototype Education IRA, Keogh, SEP IRA, SIMPLE, 401(k) and 403(b) retirement plans. The Fund may waive the initial investment minimum for prototype or other retirement plan accounts on a case-by-case basis.

DECLARATION OF DIVIDENDS

Substantially all of the Fund's accumulated net investment income will be declared as dividends and distributed to shareholders at least once a year at the end of the Fund's fiscal year. The amount of the Fund's net investment income will reflect the Fund's dividend income, any premiums earned for writing call options, any interest income (plus any discount earned less premium amortized), less expenses accrued with respect to each portfolio for the period. In the event Mosaic Focus
Fund Trust establishes more than one series of shares, then all items of income and expense which apply solely to one of the Fund's portfolios will be wholly allocated to that portfolio; such items which are not clearly applicable to one portfolio will be allocated between portfolios pro-rata on the basis of their relative net assets or upon such other basis as the Trustees determine is equitable.

Net capital gains, if any, will be declared as a capital gain distribution on or before December 31.

Any declaration of dividends with respect to a portfolio is dependent upon the level of income and capital gains earned by the portfolio during the fiscal year. No historical rate of dividend payments will be indicative of future dividends.

Notice of dividends will be mailed to each shareholder when the dividends are paid; for tax purposes each shareholder will also receive an annual summary of dividends paid by the Fund and the extent to which they constitute capital gain distributions (see "Additional Tax
Matters").

DETERMINATION OF NET ASSET VALUE

The net asset value of each portfolio of the Fund, and of the respective shares, is calculated once each day the New York Stock Exchange is open for trading. The net asset value of the Fund is not calculated on New Year's Day, the observance of Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value calculation is made as of the close of the New York Stock Exchange, as described in the Prospectus.

Net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares that represent an interest in the Fund. These calculations are performed by the Fund pursuant to the Services Agreement (see "Administrative and Other Expenses"). The Fund does not charge a "sales load," and accordingly its shares are both offered and redeemed at net asset value.

Securities traded on a securities exchange are valued at their closing sales price on the principal market on which such securities are traded, if available, and if not available, such securities are valued at the mean between the bid and ask prices. Other securities for which current market quotations are readily available are valued at the mean between their bid and ask prices; securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. The Trustees may authorize reliance upon an independent pricing service for the determination of securities values. An independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities; such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions. The Fund's shares will be priced by rounding their value to the nearest one-tenth of one cent.

Valuation of Covered Call Options. When call options are written, the premium received is reflected on the Fund's books as a cash asset offset by a deferred credit liability, so the premium has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If the option contract is exercised, the Fund reflects a sale of the appropriate securities (which may be either the underlying portfolio securities or corresponding securities purchased in the open market to deliver against the option contract) at a price equal to the option strike price plus the option premium received, and the deferred credit liability is then extinguished. If the option expires without being exercised (or if it is offset by a closing purchase transaction), then the Fund recognizes the deferred credit as a gain (reduced by the cost of any closing purchase transaction).

ADDITIONAL TAX MATTERS

Shareholders are urged to consult their tax advisors regarding the application of foreign, federal, state and local taxes to an investment in the Fund. The following is a general and abbreviated summary of the applicable statutes and regulations currently in effect. These rules are subject to legislative and administrative change which may be prospective or retroactive.

Federal Income Tax. To qualify as a "regulated investment company" and avoid Fund-level federal income tax under the Internal Revenue Code
(the "Code"), the Fund must, among other things, distribute
100% of its net income and net capital gains in the fiscal year in which it is earned. The Code also requires the distribution of at least 98% of net income for the calendar year and capital gains determined as of October 31 each year before the calendar year end in order to avoid a 4% excise tax. The Fund intends to distribute all taxable income to the extent it is realized and avoid imposition of federal income excise taxes.

To qualify as a regulated investment company under the Code, the Fund must derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities, and certain other types of income. Should the Fund fail to qualify as a "regulated investment company" under the Code, the Fund would be taxed as a corporation with no allowable deduction for the distribution of dividends.

Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Generally, dividends declared by the Fund during October, November or December of any calendar year and paid to shareholders prior to February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.
Since normally at least 65% of the Fund's assets will be invested in equity securities, some of which may pay eligible dividends, a substantial portion of the regular dividends paid by such portfolios is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received).

Foreign securities held by the Fund may be subject to withholding or taxation by foreign governments on their interest or dividends. Such withholding or taxation may be reduced or eliminated by tax conventions between certain countries and the US

Shareholders who fail to comply with the interest and dividends "backup" withholding provisions of the Code (by filing Form W-9 or its equivalent, when required) or who have been determined by the Internal Revenue Service to have failed to properly report dividend or interest income, may be subject to a 31% withholding requirement on transactions with the Fund.

For tax purposes, the Fund will send shareholders an annual notice of dividends paid during the prior year. Investors are advised to retain all statements received from the Fund to maintain accurate records of their investment. Shareholders of each portfolio of the Fund will be subject to federal income tax on the net capital gains, if any, realized by each portfolio and distributed to shareholders as capital gains dividends. Shareholders should carefully consider the tax implications of buying the Fund's shares just prior to declaration of a regular or capital gains dividend. Prior to the declaration, the value of the distribution will be reflected in net asset value per share and thus will be paid for by the shareholder when the shares are purchased; when the dividend is declared the amount to be distributed will be deducted from net asset value, lowering the value of the shareholder's investment by the same amount, but the shareholder nevertheless will be taxed on the amount of the dividend without any offsetting deduction for the drop in share value until the shares are ultimately redeemed. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividend received.

The Fund reserves the right to involuntarily redeem any of its shares if, in its judgment, ownership of the Fund's shares has or may become so concentrated as to make the Fund a personal holding company under the Code.

State and Local Taxes. Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income.
Shareholders should consult their tax advisors about the status of distributions from the Fund in their own tax jurisdictions.

TOTAL RETURN CALCULATIONS

In order to provide a basis for comparisons of the Fund's portfolios with similar funds, with comparable market indices, and with investments such as savings accounts, savings certificates, taxable and tax-free bonds, common stocks, money market funds and money market instruments, the Fund calculates total return for each of its portfolios.

Total Return. Average annual total return is calculated by finding the compounded annual rate of return over a given period that would be required to equate an assumed initial investment in the portfolio to the ending redeemable value the investment would have had at the end of the period, taking into account the effect of the changes in the portfolio's share price during the period and any recurring fees charged to shareholder accounts, and assuming the reinvestment of all dividends and other distributions at the applicable share price when they were paid. Non-annualized aggregate total returns may also be calculated by computing the simple percentage change in value that equates an assumed initial investment in the portfolio with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

Performance Comparisons. From time to time, in advertisements or in reports to shareholders and others, the Fund may compare the performance of its portfolios to that of recognized market indices or may cite the ranking or performance of its portfolios as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

The Fund may also compare the performance of its portfolios to that of other funds managed by the same Advisor. It may compare its performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices which may be used include those compiled by major securities firms, such as Salomon Brothers, Shearson Lehman Hutton, the First Boston Corporation, and Merrill Lynch; other indices compiled by securities rating or valuation services, such as Ryan Financial Corporation and Standard and Poor's Corporation may also be used. Periodicals which report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Daily, The New York Times, The Washington Post, Barron's, Financial World Magazine, Forbes Magazine, Money Magazine, Kiplinger's Personal Finance, and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc., Frank Russell Company, SCI, Morningstar and CDA Investment Technologies.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report, No-Load Fund Investor, Wiesenberger Investment Companies Service, the Mutual Fund Source Book, the Mutual Fund Directory, the Switch Fund Advisory, Mutual Fund Investing, the Mutual Fund Observer, Morningstar, and the Bond Fund Survey. Financial news is broadcast by the Financial News Network, Cable News Network, Public Broadcasting System, and the major television networks as well as by numerous independent radio and television stations.

The Fund may also disclose the contents of each of its portfolios as frequently as daily in advertisements and elsewhere.

It should be noted that the investment results of the Fund will tend to fluctuate over time, so historical total returns should not be considered representations of what an investment may earn in any future period. Actual distributions to shareholders will tend to reflect changes in portfolio income, and will also depend upon the level of the Fund's expenses, realized or unrealized investment gains and losses, and the relative results of the Fund's investment policies. Thus, at any point in time future total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

CUSTODIANS AND SPECIAL CUSTODIANS

Star Bank NA, 425 Walnut Street, Cincinnati, OH 45202, is Custodian for the cash and securities of the Fund. The Custodian maintains custody of the Fund's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Fund's shares.

The Fund may appoint as Special Custodians, from time to time, certain banks, trust companies, and firms which are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Fund. Such Special Custodians will be used by the Fund only for the purpose of providing custody and safekeeping services of relatively short duration for designated types of securities which, in the opinion of the Trustees or of the Advisor would most suitably be held by such Special Custodians rather than by the Custodian. In the event any such Special Custodian is used, it shall serve the Fund only in accordance with a written agreement with the Fund meeting the requirements of the Securities and Exchange Commission for custodians and approved and reviewed at least annually by the Trustees, and, if a securities dealer, only if it delivers to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Fund for such securities.

The Fund may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as the Trustees or officers of the Fund deem appropriate, to the extent permitted by the Investment Company Act of 1940.

LEGAL MATTERS AND INDEPENDENT AUDITORS

DeWitt Ross & Stevens, SC, 8000 Excelsior Drive, Madison, Wisconsin, 53708, acts as legal counsel to the Fund. Sullivan & Worcester LLP, 1025 Connecticut Avenue, NW, Washington, DC, 20036, acts as review counsel to the Fund's independent Trustees.

Deloitte & Touche LLP, 117 Campus Drive, Princeton, NJ 08540 serves as independent auditors to the Fund.

From time to time the Fund may be or become involved in litigation in the ordinary conduct of its business. Material items of litigation having consequences of possible or unspecified damages, if any, are disclosed in the notes to the Fund's financial statements (see
"Financial Statements and Report of Independent Auditors)."

ADDITIONAL INFORMATION

The Fund issues semi-annual and annual reports to its shareholders and may issue other reports, such as quarterly reports, as it deems appropriate; the annual reports are audited by the Fund's independent auditors.

Statements contained in this Statement of Additional Information and in the Prospectus as to the contents of contracts and other documents are not necessarily complete. Investors should refer to the documents themselves for definitive information as to their detailed provisions. The Fund will supply copies of its Declaration of Trust and By-Laws to interested persons upon request.

The Fund and shares in the Fund have been registered with the Securities and Exchange Commission in Washington, DC, by the filing of a registration statement. The registration statement contains certain information not included in the Prospectus or not included in this Statement of Additional Information and is available for public inspection and copying at the offices of such Commission.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

Audited Financial Statements of the Fund, together with the report of the Fund's independent auditors for the fiscal year ended December 31, 1998, will appear in the Annual Reports to shareholders for the Fund for the year ended December 31, 1998. Such Annual Report, when prepared, shall be incorporated herein by reference and filed with the SEC and shall be furnished to investors with this Statement of Additional Information. Additional copies of such reports will be available upon request at no charge by writing or calling the Fund at the address and telephone number shown on the cover page above.

Part C
Mosaic Focus Fund
Cross Reference Sheet (Continued)
Pursuant to Rule 495(a)

All responses to Part C have been previously filed by the Registrant on Form N-1A on April 21, 1998 and are incorporated herein by reference in their entirety without change.

                           Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Arlington, Commonwealth of Virginia, on the 29 day of May, 1998.

                              Mosaic Focus Fund

                              By: (signature)
                              Katherine L. Frank
                              President

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the above date indicated.


                                Trustee*
Frank E. Burgess

                                Trustee*
Lorence Wheeler


                                Trustee*
Thomas S. Kleppe


                                Trustee*
James Imhoff


*(Signature),      Attorney-In-Fact,         5/29/1998
John Rashke, Esquire